Exhibit 99.3

Explanatory Note:
On July 1, 2013, Umpqua Bank (the “Bank”) acquired Financial Pacific Holding Corp. (“FPHC”) based in Federal Way, Washington, and its subsidiary, Financial Pacific Leasing, Inc. (“FinPac Leasing”), and its subsidiaries, Financial Pacific Funding, Inc. (“FPF”), Financial Pacific Funding II, Inc. (“FPF II”) and Financial Pacific Funding III, Inc. (“FPF III”). As part of the same transaction, Umpqua Holdings Corporation (the “Company”) acquired two related entities, FPC Leasing Corporation (“FPC”) and Financial Pacific Reinsurance Co, Ltd. (“FPR”).  Prior to acquisition, all of the entities were consolidated as Financial Pacific Holdings LLC, and Subsidiaries (“FPH, LLC”). FPHC, FinPac Leasing, FPF, FPF II, FPF III, FPC and FPR are collectively referred to herein as FinPac. FinPac provides business-essential commercial equipment leases to various industries throughout the United States and Canada.  It originates leases through its brokers, lessors, and direct marketing programs.  The results of FinPac’s operations are included in the consolidated financial statements as of July 1, 2013.

The aggregate consideration for the FinPac purchase was $158.0 million.  Of that amount, $156.1 million is distributed in cash, and $1.9 million was exchanged for restricted shares of the Company stock.  The restricted shares were issued pursuant to employment agreements between the Company and certain executives of FinPac, vest over a period of either two or three years, and will be recognized over that time period within the salaries and employee benefits line item on the Consolidated Statements of Income.  The structure of the transaction was as follows:
  The Bank acquired all of the outstanding stock of FPHC, a shell holding company, which is the sole shareholder of FinPac Leasing, the primary operating subsidiary of FinPac that engages in equipment leasing and financing activities, and is also the sole shareholder of FPF and FPF III, which are bankruptcy-remote entities that serve as lien holder for certain leases. FinPac Leasing is also the sole shareholder of FPF II, which no longer engages in any activities or holds any assets and is anticipated to be wound up in the near future.
  The Company acquired all of the outstanding stock of FPC, a Canadian leasing subsidiary, and FPR, a corporation organized in the Turks & Caicos Islands that reinsures a portion of the liability risk of each insurance policy that is issued by a third party insurance company on leased equipment when the lessee either accepts the third party insurance or fails to obtain its own insurance on the leased equipment.
Basis of Presentation:
The following tables present unaudited pro forma results of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012 as if the acquisition of FinPac had occurred on January 1, 2012. The proforma results have been prepared for illustrative purposes only and are not necessarily indicative of the results that would have been obtained had the acquisitions actually occurred on January 1, 2012.  An unaudited pro forma balance sheet as of June 30, 2013 is presented, as if the acquisition of FinPac had occurred as of June 30, 2013.  The adjustments included in the unaudited pro forma condensed consolidated financial statements are preliminary and may be revised as additional information becomes available.

A summary of the net assets acquired and the estimated fair value adjustments of FinPac are presented below:

(in thousands)
FinPac
July 1, 2013
Cost basis net assets	$61,446
Cash payment paid and liability accrued	(156,110)
Fair value adjustments:
Non-covered loans and leases, net	7,626
Other intangible assets	(8,516)
Deferred tax assets	(697)
Term debt	(400)
Other liabilities	176
Goodwill	$(96,475)

PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2013

(in thousands, except per share data)
	Company	FPH, LLC (a)	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Total cash and cash equivalents	$804,994	$14,205	$(375,284)	(b)	$443,915
Investment securities	2,091,359	–	–		2,091,359
Loans held for sale, at fair value	173,994	–	–		173,994
Non-covered loans and leases	6,787,117	270,077	(4,997)	(c)	7,052,197
Allowance for non-covered loan and lease losses	(85,836)	(12,622)	12,622	(d)	(85,836)
Net non-covered loans and leases	6,701,281	257,455	7,625		6,966,361
Covered loans and leases, net of allowance of $14,367	419,059	–	–		419,059
Goodwill and other intangible assets, net	682,971	8,516	87,959	(e)	779,446
Other assets	518,550	9,939	(696)	(f)	527,793
Total assets	$11,392,208	$290,115	$(280,396)		$11,401,927

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$2,218,536	$–	$–		2,218,536
Interest bearing	6,737,789	–	–		6,737,789
Total deposits	8,956,325	–	–		8,956,325
Securities sold under agreements to repurchase	176,447	–	–		176,447
Term debt	252,543	210,804	(210,804)	(g)	252,543
Junior subordinated debentures, at fair value	86,159	–	–		86,159
Junior subordinated debentures, at amortized cost	102,060	–	–		102,060
Other liabilities	103,322	10,112	(393)	(h)	113,041
Total liabilities	9,676,856	220,916	(211,197)		9,686,575
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Preferred units	–	25,084	(25,084)	(i)	–
Common stock, no par value, 200,000,000 shares authorized; issued and outstanding: 111,898,620	1,512,657	–	–		1,512,657
Retained earnings	203,058	44,115	(44,115)	(j)	203,058
Accumulated other comprehensive loss	(363)	–	–		(363)
Total shareholders’ equity	1,715,352	69,199	(69,199)		1,715,352
Total liabilities and shareholders’ equity	$11,392,208	$290,115	$(280,396)		$11,401,927

(a)	FPH, LLC amounts are as of June 30, 2013. Acquisition date is July 1, 2013.
(b)
Consists of cash consideration paid for the acquisition of $156.1 million and payoff of FinPac existing debt, accrued interest and debt prepayment fee of $211.4 million and elimination of cash of $7.8 million at FPH, LLC not acquired.

(c)
Consists of deferred loan costs written off of $15.0 million, existing fair value adjustments written off at acquisition of $1.5 million, and fair value adjustments recorded at acquisition reflecting the estimated fair value based upon current interest rates for similar leases of $29.0 million and the estimated credit portion of the fair value adjustment of $20.5 million.  Both the estimated credit and interest portions of the mark are required under ASC Topic 805. Actual fair value adjustments may be revised based upon existing exposures, market conditions or other factors at the time of acquisition and are still being finalized.  The interest rate portion of the fair value adjustment was determined by comparing the pricing on FPL’s lease exposures to current market benchmarks.  This adjustment will be amortized into income over the contractual lives of these leases. The credit portion of the fair value adjustment was determined by estimating remaining loss content in the lease portfolio as required under ASC Topic 805. This amount is an estimate of the contractual cash flows not expected to be collected over the estimated lives of these loans as determined by FinPac's lease loss analysis.

(d)	The FinPac existing allowance for non-covered loan and lease losses was eliminated.
(e)	Consists of goodwill recorded in the FinPac acquisition of $96.5 million and existing intangibles written off at acquisition of $8.5 million.
(f)
Consists of existing deferred taxes of $8.6 million written off and existing debt acquisition costs of $1.8 million written off, offset by deferred taxes recorded in purchase accounting of $9.7 million.

(g)	Consists of debt prepayment fee recorded at acquisition of $400,000, offset by the payoff of FinPac existing debt, including the prepayment fee, of $211.2 million.
(h)	Consists of existing straight-line rent liability written off of $176,000 and accrued interest paid at acquisition of $218,000.
(i)	Consists of elimination of preferred units of FPH, LLC at par value of $573.
(j)	Consists of elimination of pre-acquisition retained earnings.

PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED)
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in thousands, except per share data)
	Company	FPH, LLC (a)	Pro Forma Adjustments		Pro Forma Combined
INTEREST INCOME
Interest and fees on non-covered loans	$156,979	$29,033	$(2,075)	(b)	$183,937
Interest and fees on covered loans	29,330	–	–		29,330
Interest and dividends on investment securities:
Taxable	16,747	–	–		16,747
Exempt from federal income tax	4,525	–	–		4,525
Dividends	114	–	–		114
Interest on temporary investments and interest bearing deposits	653	–	(266)	(c)	387
Total interest income	208,348	29,033	(2,341)		235,040
INTEREST EXPENSE
Interest on deposits	11,742	–	–		11,742
Interest on securities sold under agreement to repurchase and federal funds purchased	64	–	–		64
Interest on term debt	4,578	3,507	(3,507)	(d)	4,578
Interest on junior subordinated debentures	3,882	–	–		3,882
Total interest expense	20,266	3,507	(3,507)		20,266
Net interest income	188,082	25,526	1,166		214,774
PROVISION FOR NON-COVERED LOAN AND LEASE LOSSES	9,981	3,272	3,182	(e)	16,435
PROVISION FOR COVERED LOAN AND LEASE LOSSES	(2,840)	–	–		(2,840)
Net interest income after provision for loan and lease losses	180,941	22,254	(2,016)		201,179
NON-INTEREST INCOME
Service charges on deposit accounts	14,470	–	–		14,470
Brokerage commissions and fees	7,298	–	–		7,298
Mortgage banking revenue, net	47,857	–	–		47,857
Gain on investment securities, net	15	–	–		15
Loss on junior subordinated debentures carried at fair value	(1,089)	–	–		(1,089)
Change in FDIC indemnification asset	(13,367)	–	–		(13,367)
Other income	13,328	1,312	–		14,640
Total non-interest income	68,512	1,312	–		69,824
NON-INTEREST EXPENSE
Salaries and employee benefits	103,572	3,790	272	(f)	107,634
Net occupancy and equipment	29,794	810	–		30,604
Communications	6,030	156	–		6,186
Services	11,894	1,382	–		13,276
Intangible amortization	2,409	354	(354)	(g)	2,409
Goodwill impairment	–	–	–		–
Merger related expenses	2,341	–	(795)	(h)	1,546
Other expenses	17,653	2,104	(758)	(i)	18,999
Total non-interest expense	173,693	8,596	(1,635)		180,654
Income before provision for income taxes	75,760	14,970	(381)		90,349
Provision for income taxes	26,146	5,835	(153)	(j)	31,828
Net income	49,614	9,135	(228)		58,521
Dividends and undistributed earnings
allocated to participating securities	380	–	68		448
Net earnings available to common shareholders	$49,234	$9,135	$(296)		$58,073
Earnings per common share:
Basic	$0.44				$0.52
Diluted	$0.44				$0.52
Weighted average number of common shares outstanding:
Basic	111,946				111,946
Diluted	112,133				112,133

(a)	FPH, LLC amounts represent results from January 1, 2013 to June 30, 2013. Acquisition date is July 1, 2013.
(b)
Consists of adjusted interest income from leases due to the estimated loss of income from the write-off of FinPac's loan mark and the amortization of the new interest rate mark and the accretion of the acquisition accounting adjustment relating to the credit mark. The amortization period will be the contractual lives of the leases and will be amortized into income using the effective yield method.

(c)	Consists of reduction of Bank's interest income due to FinPac utilizing the bank's cash.
(d)	Represents the reduction of FinPac’s interest expense resulting from the utilization of the Bank’s funding.
(e)	Consists of adjustment to FinPac provision to reflect only those losses incurred after acquisition, net of estimated purchase accounting adjustments recorded on a lease level.
(f) Consists of elimination of FPH, LLC salaries and employee benefits of $138,000, offset by additional compensation expense related to restricted stock granted to FinPac management of $410,000.
(g)	Consists of FinPac amortization of intangible assets.
(h)	Consists of merger expense relating to the FinPac acquisition.
(i)
Consists of private equity compensation expense of $170,000 and management fees of $567,000 written off and director compensation and travel fees of $21,000 written off, which would not be incurred as a combined company.

(j)	Income tax effect of pro forma adjustments at 40%.

PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED)
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

(in thousands, except per share data)
	Company	FPH, LLC (a)	Pro Forma Adjustments		Pro Forma Combined
INTEREST INCOME
Interest and fees on non-covered loans	$313,294	$58,210	$(4,189)	(b)	$367,315
Interest and fees on covered loans	73,518	–	–		73,518
Interest and dividends on investment securities:
Taxable	59,078	–	–		59,078
Exempt from federal income tax	9,184	–	–		9,184
Dividends	83	–	–		83
Interest on temporary investments and interest bearing deposits	928	–	(512)	(c)	416
Total interest income	456,085	58,210	(4,701)		509,594
INTEREST EXPENSE
Interest on deposits	31,133	–	–		31,133
Interest on securities sold under agreement to repurchase and federal funds purchased	288	–	–		288
Interest on term debt	9,279	7,401	(7,401)	(d)	9,279
Interest on junior subordinated debentures	8,149	–	–		8,149
Total interest expense	48,849	7,401	(7,401)		48,849
Net interest income	407,236	50,809	2,700		460,745
PROVISION FOR NON-COVERED LOAN AND LEASE LOSSES	21,796	7,291	6,389	(e)	35,476
PROVISION FOR COVERED LOAN AND LEASE LOSSES	7,405	–			7,405
Net interest income after provision for loan and lease losses	378,035	43,518	(3,689)		417,864
NON-INTEREST INCOME
Service charges on deposit accounts	28,299	–	–		28,299
Brokerage commissions and fees	12,967	–	–		12,967
Mortgage banking revenue, net	84,216	–	–		84,216
Gain on investment securities, net	3,868	–	–		3,868
Loss on junior subordinated debentures carried at fair value	(2,203)	–	–		(2,203)
Change in FDIC indemnification asset	(15,234)	–	–		(15,234)
Other income	24,916	4,132	–		29,048
Total non-interest income	136,829	4,132	–		140,961
NON-INTEREST EXPENSE
Salaries and employee benefits	200,946	7,527	544	(f)	209,017
Net occupancy and equipment	55,081	1,481	–		56,562
Communications	11,573	319	–		11,892
Services	25,823	2,806	–		28,629
Intangible amortization	4,816	708	(708)	(g)	4,816
Goodwill impairment	–	–
Merger related expenses	2,338	–	–		2,338
Other expenses	59,075	3,260	(1,780)	(h)	60,555
Total non-interest expense	359,652	16,101	(1,944)		373,809
Income before provision for income taxes	155,212	31,549	(1,745)		185,016
Provision for income taxes	53,321	12,192	(698)	(i)	64,815
Net income	101,891	19,357	(1,047)		120,201
Dividends and undistributed earnings allocated to participating securities	682	–	123		805
Net earnings available to common shareholders	$101,209	$19,357	$(1,170)		$119,396
Earnings per common share:
Basic	$0.90				$1.07
Diluted	$0.90				$1.06
Weighted average number of common shares outstanding:
Basic	111,935				111,935
Diluted	112,151				112,151

(a)	FPH, LLC amounts represent results from January 1, 2012 to December 31, 2012. Acquisition date is July 1, 2013.
(b)
Consists of adjusted interest income from leases due to the estimated loss of income from the write-off of FinPac's loan mark and the amortization of the new interest rate mark and the accretion of the acquisition accounting adjustment relating to the credit mark. The amortization period will be the contractual lives of the leases and will be amortized into income using the effective yield method.

(c)	Consists of reduction of Bank's interest income due to FinPac utilizing the bank's cash.
(d)	Represents the reduction of FinPac’s interest expense resulting from the utilization of the Bank’s funding.
(e)	Consists of adjustment to FinPac provision to reflect only those losses incurred after acquisition, net of estimated purchase accounting adjustments recorded on a lease level.
(f) Consists of elimination of FPH, LLC salaries and employee benefits of $276,000, offset by additional compensation expense related to restricted stock granted to FinPac management of $820,000.
(g)	Consists of FinPac amortization of intangible assets.
(h)
Consists of private equity management fees written off of $1.2 million and director compensation and travel fees written off of $64,000 which would not be incurred as a combined company and the elimination of FPH, LLC other expenses of $497,000.

(i)	Income tax effect of pro forma adjustments at 40%.